UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 31, 2014
SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

    (510) 656-3333
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 31, 2014, SYNNEX Corporation, a Delaware corporation (“SYNNEX”), completed its previously announced acquisition of certain assets of International Business Machines Corporation, a New York corporation (“IBM”). Under the terms of the Master Asset Purchase Agreement (the “Purchase Agreement”), SYNNEX acquired the customer care business from IBM (the “Assets”) for an aggregate purchase price of $505 million, subject to post-closing adjustments.

SYNNEX paid an aggregate of $355 million in cash to IBM and issued 1,266,357 shares of its common stock, $0.001 par value per share (“Common Stock”) to IBM at the initial closing. As a portion of the Assets were not transferred to SYNNEX, it will pay an additional $75 million to IBM upon the subsequent closings, which are to occur no later than June 30, 2015, subject to any post-closing adjustments.

Item 3.02	Unregistered Sales of Equity Securities

Under the terms of the Purchase Agreement described in Item 2.01 above, SYNNEX issued an aggregate of 1,266,357 shares of Common Stock to IBM at the closing. These shares were issued pursuant to an exemption under Regulation D, as promulgated under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On February 3, 2014, SYNNEX announced that it had completed its previously announced acquisition of certain assets of IBM. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.
The financial statements required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. SYNNEX will file the required financial statements prior to April 18, 2014.
(b) Proforma financial information.
The proforma financial information required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. SYNNEX will file the required proforma financial information prior to April 18, 2014.
(d) The following exhibits are filed as part of this report.

Exhibit No.	Description

2.1
Master Asset Purchase Agreement, dated as of September 10, 2013, by and between SYNNEX Corporation and International Business Machines Corporation (incorporated herein by reference to Exhibit 2.1 to SYNNEX Corporation’s Current Report on Form 8-K filed with the SEC on September 10, 2013)..

99.1	February 3, 2014 Press Release issued by SYNNEX Corporation .

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 3, 2014

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Master Asset Purchase Agreement, dated as of September 10, 2013, by and between SYNNEX Corporation and International Business Machines Corporation (incorporated herein by reference to Exhibit 2.1 to SYNNEX Corporation’s Current Report on Form 8-K filed with the SEC on September 10, 2013).

99.1	February 3, 2014 Press Release issued by SYNNEX Corporation.